                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 24, 2005


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                         000-49887                980363970
(State or Other Jurisdiction of     (Commission File Number)      (I.R.S. Employer
 Incorporation or Organization)                                  Identification No.)

     2ND FL. INTERNATIONAL TRADING CENTRE
                    WARRENS
                  PO BOX 905E
             ST. MICHAEL, BARBADOS                                N/A
   (Address of principal executive offices)                    (Zip Code)


                                 (246) 421-9471
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 1, 2005, the Company issued a press release announcing that Jack Wexler, a director of Nabors since 1987, is retiring as an active member of the Company's Board of Directors. Mr. Wexler is also being named Director Emeritus in honor of his long-standing and critical contribution to the Company. Prior to his retirement from the Board, Mr. Wexler served as Chairman of the Compensation Committee and also a member of the Audit, Executive, and Governance and Nominating Committees. Mr. Wexler retired effective February 24, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits (numbered in accordance with Item 601 of Regulation S-K).

         EXHIBIT NO.      DOCUMENT DESCRIPTION

            99.1          Press release issued by the Company on March 1, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NABORS INDUSTRIES LTD.


Date: March 2, 2005              By: /s/ Daniel McLachlin
                                     -------------------------------------------
                                      Daniel McLachlin
                                      Vice President-Administration & Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release issued by Nabors Industries Ltd. on March 1, 2005.